UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

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BLUE DOLPHIN ENERGY COMPANY
801 Travis Street, Suite 2100
Houston, Texas 77002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held Thursday, May 14, 2009
To the Stockholders of Blue Dolphin Energy Company:
The annual meeting of stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company (the “Company”) will be held on Thursday, May 14, 2009, at 9:30 a.m., local time, at The Houston Club at 811 Rusk Street, Houston, Texas 77002in the Magnolia Room for the following purposes:
1.	To elect five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	To consider and vote upon a proposal to amend the Company’s Certificate of Incorporation (the “Certificate”), as amended and restated, to increase the number of authorized common shares, par value $0.01 per share (the “Common Stock”), from 25,000,000 shares to 100,000,000 shares; and

3.	To consider and transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Additional information regarding the meeting and the above proposals is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 2, 2009, as the record date for the meeting, and only holders of common stock on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience in order to ensure that your shares will be represented at the meeting. You can vote by signing, dating and returning the enclosed proxy card or by submitting your proxy voting instructions through the Internet. If you hold your shares through a broker or other nominee, you should contact your broker to determine whether you may submit your proxy by telephone or Internet.

For the Board of Directors
/s/ IVAR SIEM
IVAR SIEM
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Houston, Texas
April 20, 2009

April 20, 2009
To Our Stockholders:
With the downturn of the economy and Hurricane Ike, the second half of last year turned out to be difficult for our industry in general, and for us. We also expect 2009 to be a challenging year. However, times like these yield opportunities. We have assumed an active role in consolidation of smaller companies and expect to be able to broaden our asset base without taking high risks or paying inflated prices, which we have seen a lot of over the last few years.
Our pipeline assets performed well in 2008 and suffered only minor damage and interruption as a result of Hurricane Ike. A successful well drilled in late 2008 was completed and connected to our Blue Dolphin Pipeline in the first quarter of 2009. We participated in the development of the prospect and, in addition to revenue from provision of transportation services, retained a small overriding royalty interest. The delay in drilling of the acreage around our Omega Pipeline in the High Island Area continues to be a disappointment. Several high priced blocks have been leased by various operators, but they have not yet been drilled.
Our income from sales of oil and gas production has continued to decline in line with the natural depletion of the reserves in which we have interests. As a result of Hurricane Ike, our production was shut-in from mid September of last year until early February of this year due to damage to third party owned and operated onshore processing facilities through which our production flows.
Earlier this month, we accepted the resignation of Mr. Michael Jacobson, President, which will be effective on May 14, 2009 following our Annual Meeting of Stockholders. He has been a loyal part of Blue Dolphin’s senior management team for more than nineteen years. His influence, professionalism and leadership directed us through many trials with positive results. We appreciate his efforts in preparing the Company to move to the next level and wish him the best in all of his future endeavors. Mr. Thomas Heath will be appointed to the position of President upon Mr. Jacobson’s departure. Tom, who has been with Blue Dolphin for two years as Executive Vice President, has an understanding of the current inner-workings of the Company and has more than 20 years of energy experience having served in various management positions. We are confident that Tom will be able to take the reins of the Company and lead us into the next phase of our evolution.
We appreciate your support and look forward to the work ahead.
With regards,

/s/ IVAR SIEM

IVAR SIEM
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
801 Travis Street, Suite 2100, Houston, Texas 77002
Phone (713) 568-4725 · Fax (713) 227-7626 · www.blue-dolphin.com

BLUE DOLPHIN ENERGY COMPANY
801 Travis Street, Suite 2100
Houston, Texas 77002
PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
This Proxy Statement and accompanying Notice and Proxy Card are being furnished to the stockholders of Blue Dolphin Energy Company, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of stockholders (the “Annual Meeting”) and any adjournment or postponement thereof. The Annual Meeting will be held on Thursday, May 14, 2009, at 9:30 a.m., local time, at The Houston Club at 811 Rusk Street, Houston, Texas 77002 in the Magnolia Room. This Proxy Statement and accompanying Notice and Proxy Card are first being mailed to stockholders on or about April 20, 2009. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being mailed with this Proxy Statement.
At the Annual Meeting, stockholders will be asked to: (i) elect five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal; (ii) consider and vote upon a proposal to amend the Company’s Certificate of Incorporation (the “Certificate”), as amended and restated, to increase the number of authorized common shares, par value $0.01 per share (the “Common Stock”), from 25,000,000 shares to 100,000,000 shares; and (iii) consider and transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.
Record Date and Quorum
The Board of Directors has fixed the close of business on April 2, 2009, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at the Company’s principal executive office, 801 Travis Street, Suite 2100, Houston, Texas 77002. On the Record Date, there were 11,745,299 shares of Common Stock issued and outstanding. Stockholders are entitled to one vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.
The holders of a majority of the issued and outstanding shares of Common Stock issued and outstanding, whether present in person or represented by proxies, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (e.g. shares held by brokers and other nominees as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter) are counted as present for purposes of determining whether a quorum is present.
Voting and Revocability of Proxy
All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted: (i) “FOR” election of all nominees to the Board of Directors; (ii) “FOR” amending the Company’s Certificate to increase the number of authorized shares of Common Stock from 25,000,000 shares to

100,000,000 shares; and (iii) in the discretion of the proxy holder on any other matters properly brought before the Annual Meeting.
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by any of the following actions:
- by providing written notice of revocation to the Company;

- delivering to the Company a signed proxy of a later date;

- submitting through the Internet a proxy of a later date;

- if applicable, submitting by telephone a vote of a later date; or

- by voting in person at the Annual Meeting.
Any written notice revoking a proxy should be sent to Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002.
Reimbursement of Solicitation Expenses
The Company will bear all costs of this solicitation. Proxies will be solicited primarily by mail, but directors, officers and other employees of the Company may also solicit proxies in person, by telephone or other electronic means in the ordinary course of business for which they will not receive additional compensation. The Company has requested that brokerage houses, nominees, fiduciaries and other custodians send proxy materials to the beneficial owners of Common Stock, for which the Company will reimburse them for their reasonable out-of-pocket expenses.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Director Nominees
Messrs. Laurence N. Benz, John N. Goodpasture, Harris A. Kaffie, Erik Ostbye and Ivar Siem (each a “Director Nominee”) have been nominated by the Board of Directors to serve as directors until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal. All of the Director Nominees have previously been elected by the stockholders. Each Director Nominee has consented to being nominated and has expressed his intention to serve if elected. The Board of Directors has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected. However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board of Directors.
Remainder of Page Intentionally Left Blank

The following sets forth, as of April 20, 2009, each Director Nominee’s name, all positions held with the Company, principal occupation, age and year in which the Director Nominee first became a director of the Company.

Name, Age and Principal Occupation	Director Since

Ivar Siem, 62, Chairman of the Board and Chief Executive Officer. Mr. Siem has served as Chairman of the Board of Directors of the Company since 1989 and was appointed as Chief Executive Officer in 2004. Since 2000 he has also served as Chairman of the Board of Directors and President of Drillmar, Inc., a well construction and intervention company. From 1995 to 2000 Mr. Siem served on the Board of Directors of Grey Wolf, Inc., during which time he served as Chairman from 1995 to 1998 and as interim President in 1995 during its restructuring. Since 1981, he has been an international consultant in energy, technology and finance. From 1974 to 1981, Mr. Siem managed the oil and gas interests of Fred. Olsen and from 1977 he managed their drilling operation, Dolphin International, Inc. Mr. Siem holds a Bachelor of Science in Mechanical Engineering from the University of California, Berkeley, and has completed an executive MBA program at Amos Tuck School of Business, Dartmouth University.
1989

Laurence N. Benz, 47, Director. Dr. Benz was elected as a director of the Company in 2004. He is currently the President / Chief Executive Officer of PT Development LLC, a private equity firm with operating holdings in various health care related companies. From 1987 to 2007 he served as the President of Kentucky Orthopedic Rehabilitation LLC, which he founded. From 1984 through 1989, he served as a Captain in the Army Medical Specialists Corps of the United States Army. Dr. Benz is the founder and organizer of multiple private companies representing healthcare, banking, telecommunications, real estate and consulting services. He also serves on the Board of Directors for multiple private companies. Dr. Benz received a Masters in Physical Therapy from Baylor University, a Masters in Business Administration from Ohio State University and a Doctorate in Physical Therapy from MGH Institute of Health Professionals in Boston, Massachusetts.
2004

John N. Goodpasture, 60, Director. Mr. Goodpasture was appointed as a director of the Company in 2006. Since 2001 he has served as Vice President of Corporate Development for Texas Eastern Products Pipeline Company, L.L.C., the general partner of TEPPCO Partners, L.P. In this capacity, Mr. Goodpasture directs the Acquisition and Divestiture activities for the partnership, and also has primary commercial responsibility for the Midstream business segment. From 1999 to 2001 he was Vice President of Business Development for Enron Transportation Services. From 1980 to 1999 Mr. Goodpasture held various executive-level positions with Seagull Energy Corporation, including President of Seagull Pipeline & Marketing Company. Previously he held a variety of management positions at Union Carbide Corporation, where he began his career in 1970. Mr. Goodpasture also serves on the Board of Directors of End Hunger Network of Houston. He earned a Bachelor of Science in Mechanical Engineering from Texas Tech University in Lubbock, Texas.
2006

Harris A. Kaffie, 59, Director. Mr. Kaffie has served as a director of the Company since 1989. Mr. Kaffie is a private investor with diverse investments and business activities across such areas as energy, finance, venture capital, real estate development, farming, ranching and minerals. Since 1994, he has been associated with Kaffie Brothers, a real estate, farming and ranching company, where he serves as a partner. He also serves on the Board of Directors of several privately held companies. Mr. Kaffie received a Bachelor of Business Administration from Southern Methodist University in 1972.	1989

Erik Ostbye, 57, Director. Mr. Ostbye was elected as a director of the Company in 2006. Since 1983 Mr. Ostbye has been associated with the Arne Blystad Group of companies. Since 2007, he has served as President of Chianti Asset Management LLC, from 2003 to 2007 he was Vice President of Finance of Sokana Chartering, from 1988 to 2003 he served as Vice President of Finance of Blystad Shipping (USA) Inc. and from 1983 to 1988 he was Financial Manager of Arne Blystad AS. Following the sale of the Blystad tanker operation to Eitzen Chemical USA in 2006, Mr. Ostbye has continued his work for the Blystad Group of companies as a U.S. representative. Mr. Ostbye also serves on the Board of Directors of several privately held companies. He holds a Sivilokonom/MBA from the Norwegian School of Management (BI).
2006

Vote Required for Approval
A plurality of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, in person or by proxy, is necessary for the election of directors. Accordingly, abstentions and broker non-votes will have no effect on the election of directors.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.
PROPOSAL NO. 2 — INCREASE THE NUMBER OF SHARES OF COMMON STOCK
AUTHORIZED FOR ISSUANCE
          The Certificate currently authorizes a maximum of 25,000,000 shares of Common Stock for issuance by the Company. The Board of Directors has considered, deemed advisable and adopted a resolution approving a proposal to increase the number of shares of Common Stock authorized for issuance from 25,000,000 shares to a maximum of 100,000,000 shares. As of the Record Date there were 11,745,299 shares of Common Stock outstanding. Approximately 271,559 additional shares of Common Stock currently are issuable upon exercise of outstanding employee stock options. The proposed increase in the number of shares of Common Stock authorized for issuance will permit:
•	the issuance of shares of Common Stock to raise capital;

•	the issuance of shares of Common Stock in connection with acquisitions or similar transactions; and

•	the issuance of shares of Common Stock for services rendered to the Company.
          The proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to: (i) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (ii) acquire additional assets or businesses by using shares of Common Stock for a portion or all of the consideration paid to the sellers; (iii) repay indebtedness by issuing shares of Common Stock in lieu of cash; (iv) attract and retain directors, officers and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock; or (v) effect stock splits in the form of a stock dividend or otherwise to make stock dividends to existing stockholders. The Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above. The Board of Directors also believes that the proposed increase in the number of authorized shares of Common Stock could be an important factor in the Company’s ability to raise capital. Accordingly, the Board of Directors believes that the proposed amendment to the Certificate is appropriate and in the best interests of the Company and its stockholders.
          Upon approval of the proposed amendment to the Certificate and filing of the Amended and Restated Certificate with the Secretary of the State of Delaware, the authorized shares of Common Stock will be available for issuance by action of the Board of Directors for any reasons described above or for any other corporate purpose. The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by stockholders, except as may be required by applicable law, National Association of Securities Dealers Rules or by the rules of any stock exchange or national securities association trading system on which the Company’s Common Stock may be listed or traded in the future. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.
          If approved by stockholders, the Company has no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms that the directors deem to be in the best interests of the Company and its then-existing stockholders. Any future issuance of Common Stock will be subject to the rights and preferences of holders of outstanding shares of any preferred stock that we may issue in the future.
          The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. In addition, the effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect. Although the Board of Directors is not proposing this amendment to the Certificate for this purpose, the Company could, subject to the Board of Director’s fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of the Certificate or by-laws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board of Directors.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 25,000,000 SHARES TO 100,000,000 SHARES.
Executive Officers
The following sets forth the age and background of each executive officer and the year in which the executive officer first joined the Company:

Name, Age and Principal Occupation	Joined Company

Michael J. Jacobson, 62, President. Mr. Jacobson has served as President of the Company since 1990 having also served in dual capacities as Chief Executive Officer from 1990 to 2004 and as Secretary from 2005 to 2006 and again in 2008. Mr. Jacobson also served as Treasurer for a portion of 2008. Prior to joining the Company, Mr. Jacobson served in various senior management positions in the energy industry, including Senior Vice President and Chief Financial and Administrative Officer for Creole International, Inc. and its subsidiaries, international providers of engineering and technical services to the energy sector, and Vice President of Operations for the parent holding company. He has also served as Vice President and Chief Financial Officer of Volvo Petroleum, Inc. and certain Fred. Olsen oil and gas interests. Mr. Jacobson began his career with Shell Oil Company in 1968, where he served in various analytical and management capacities in the exploration and production organization until 1974. Mr. Jacobson received his Bachelor of Science in Finance from the University of Colorado.
1990

Name, Age and Principal Occupation	Joined Company

Thomas W. Heath, 46, Executive Vice President and Secretary. Mr. Heath was appointed as Executive Vice President of the Company in 2007 and as Secretary in 2009. From 2004 to 2007 he served as a Vice President of Union Bank of California, N.A., an affiliate of Bank of Tokyo-Mitsubishi UFJ, Ltd., where he developed and implemented an energy derivatives desk supporting Energy Capital Services. From 1988 to 2004 Mr. Heath held a variety of management and executive level positions with the evolving marketing units of Acadian Gas Pipeline System, Coral Energy, L.P. (formerly Shell Trading Gas & Power), Sempra Energy Trading Corp. and Tejas Gas Corporation. Mr. Heath began his career in 1983 with Columbia Gulf Transmission Company where he served in various operational and commercial positions until 1988. He is an alumnus of the University of Houston.
2007

T. Scott Howard, 36, Accounting Manager, Treasurer and Assistant Secretary. Mr. Howard was appointed as Treasurer of the Company in February 2009 and Assistant Secretary in 2008. He has served as Accounting Manager of the Company since 2006. From 1996 to 2006 he held a variety of management level positions: Audit Manager with DRDA, P.C., an independent public accounting firm in Houston, Texas from 2002 to 2006, Trust Officer with Frost National Bank in Houston, Texas from 2000 to 2002 and Controller for Hall’s Insurance Agency, Inc. in Dickinson, Texas from 1996 to 2000. He began his career in 1994 as a Staff Accountant for Griffin, Iles, Masel & Duval, LLP, a public accounting firm, until 1996. Mr. Howard, a Certified Public Accountant in Texas, received his Bachelor of Business Administration in Accounting from St. Edward’s University.
2006
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
Board of Directors
During 2008, the Board of Directors held four regular meetings and one Special Meeting of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee.
Audit Committee
During 2008, the Audit Committee consisted of Messrs. Benz, Kaffie and Ostbye with Mr. Benz serving as Chairman. The Board of Directors has determined that Mr. Benz qualifies as an Audit Committee Financial Expert. During the fiscal year ended December 31, 2008, the Audit Committee met four times. The Audit Committee’s duties include overseeing financial reporting and internal control functions and the Audit Committee’s charter is available on our website (www.blue-dolphin.com).
Compensation Committee
During 2008, the Compensation Committee consisted of Messrs. Goodpasture and Kaffie. The Compensation Committee does not have a charter, however, its duties are to oversee and set the Company’s compensation policies, to approve compensation of executive officers and to administer its stock incentive plan. The Compensation Committee met one time during the fiscal year ended December 31, 2008.
Nomination Procedures
Given the size of the Board of Directors and that a majority of the members are independent, as defined under NASDAQ Stock Market listing standards, the Board of Directors adopted a “Board of Directors Nomination Procedures” policy in July 2005 in lieu of appointing a standing nominating committee. The policy is used by independent members of the Board of Directors when choosing nominees to stand for election.

The Board of Directors will consider for possible nomination qualified nominees recommended by stockholders. As addressed in the “Board of Directors Nomination Procedures” policy, the manner in which independent directors evaluate nominees for director as recommended by a stockholder will be the same as that for nominees received from other sources. Stockholders who wish to propose a qualified candidate for consideration should submit complete information as to the identity and qualifications of that person to the Secretary of the Company no later than February 12, 2010, for the 2010 Annual Meeting of Stockholders. The information should be sent to: Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. (See “Nominations and Proposals by Stockholders for the 2010 Annual Meeting of Stockholders in this Proxy Statement for more information.)
The Board of Directors will continue to nominate qualified incumbent directors whom the Board of Directors believes will continue to make important contributions to the Board of Directors and the Company. The Board of Directors generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company.
Director Attendance at the Annual Meeting
The Board of Directors’ policy regarding director attendance at the Annual Meeting is that they are welcome to attend, and that the Company will make appropriate arrangements for directors that choose to attend. In 2008, four of the five incumbent directors of the Company, and four of the five Director Nominees, attended the Annual Meeting.
AUDIT COMMITTEE REPORT
The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors. The Audit Committee is comprised solely of directors who meet NASDAQ’s definition of independence as is currently applicable to the Company as determined by the Board of Directors. The Audit Committee reviews and reassesses the written charter annually and recommends any changes to the Board of Directors for approval. In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, proposed and adopted rules of the Securities and Exchange Commission (“SEC”) and new listing standards of the NASDAQ Capital Market regarding Audit Committee procedures and responsibilities to ensure Company compliance. The Audit Committee charter was last amended by the Board of Directors in August 2008 and is available on our website (www.blue-dolphin.com). No changes to the Audit Committee charter have been made since that time.
The Audit Committee’s primary duties and responsibilities are to:
- assess the integrity of the Company’s financial reporting process and systems of internal control regarding accounting;

- assess the independence and performance of the Company’s independent registered public accounting firm; and

- provide an avenue of communication among the Company’s independent registered public accounting firm, management and the Board of Directors.
Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

During 2008, the Audit Committee consisted of Messrs. Benz, Kaffie and Ostbye with Mr. Benz serving as Chairman. The Board of Directors has determined that Mr. Benz qualifies as an Audit Committee Financial Expert. The Audit Committee met four times during the fiscal year ended December 31, 2008.
The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with the Company’s management and management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with UHY LLP (“UHY”), the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and related amendments.
The Audit Committee received written disclosures and the letter from UHY as required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, and the Audit Committee discussed with UHY their independence from the Company. The Audit Committee considered the non-audit services provided by UHY and determined that the services provided are compatible with maintaining UHY’s independence. The Audit Committee must pre-approve all audit and non-audit services provided to the Company by its independent accountants.
Fees paid to UHY in fiscal years ended December 31, 2008 and 2007 by the Company were as follows:

	2008	2007
Audit fees	$128,000	$126,615
Audit-related fees	13,529	8,943
Tax fees	21,288	20,597
All other fees	—	—

Total	$162,817	$156,155

Audit fees include fees related to the audit of our consolidated financial statements and review of our quarterly reports that are filed with the SEC. Audit-related fees include fees related to consultation concerning financial accounting and reporting standards for share based payments to employees and non-employees, current and deferred taxes and revenue recognition. Tax fees primarily include fees for preparation of federal and state income tax returns as well as tax planning services.
Based on discussions with management and UHY, review of the representation of management and review of the report of UHY to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC.
The Audit Committee:
Laurence N. Benz, Chairman
Harris A. Kaffie
Erik Ostbye

CORPORATE GOVERNANCE
Director Independence
The Board of Directors has affirmatively determined that with the exception of Mr. Siem, all directors are independent and have no material relationship with the Company (either directly or indirectly or as a stockholder or officer of an organization that has a relationship with the Company), and that all members of the Audit and Compensation Committees are independent, pursuant to NASDAQ Stock Market listing standards.
Code of Conduct
All directors, officers and employees must act ethically at all times and in accordance with the Code of Conduct policy adopted by the Board of Directors in July 2005. The Audit Committee has established procedures to enable anyone who has a concern about the Company’s conduct or policies, or any employee who has a concern about the Company’s accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Chairman of the Audit Committee. The Company’s Code of Conduct policy prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern. Violations and/or concerns may be sent anonymously by mail to Laurence N. Benz (Audit Committee Chairman, Blue Dolphin Energy Company), 13000 Equity Place, Suite 105, Louisville, Kentucky 40223, via email to larry@physicaltherapist.com or such other contact information for Dr. Benz that the Company may post on its website from time to time.
Code of Ethics
In April 2003, the Board of Directors adopted a Code of Ethics that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is posted on our website (www.blue-dolphin.com) and is available to any stockholder, without charge, upon written request to Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. Any amendments to, or waivers to, provisions of the Code of Ethics will be disclosed on our website.
Communicating with the Directors
Any stockholder who desires to contact the Board of Directors or specific members of the Board of Directors may do so by writing to: Blue Dolphin Energy Company, Attention: Secretary for Board of Directors, 801 Travis Street, Suite 2100, Houston, Texas 77002.
OTHER MATTERS
At the date of this Proxy Statement, the Board of Directors does not know of any matter to be acted upon at the Annual Meeting other than those matters as described in Proposal Nos. 1 and 2 and as set forth in the Notice. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation Policy and Procedures
Compensation for the Company’s executive officers consists of base salary, cash bonuses and incentive awards that have historically consisted of stock options. The Compensation Committee has the authority to approve compensation in all forms for executive officers based on its experience and informal consideration of competitive market practices regarding the compensation of executive officers in companies of similar size and complexity. The Compensation Committee has not used compensation consultants in the past in making its determinations. The Company believes that stock ownership by its executive officers and other employees furthers the alignment between the interests of the executive officers and other employees and the stockholders, thereby enhancing the Company’s efforts to improve stockholder returns.
The Company’s stock incentive plan provides that upon a change of control, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the terms of the stock incentive plan, adjust the outstanding options as appropriate to reflect such change of control or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to receive had the option been exercised. The stock incentive plan provides that a change of control occurs if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding Common Stock or, if after certain enumerated transactions, the persons who were directors before such transactions cease to constitute a majority of the Board of Directors.
The compensation of executive officers is reviewed on an annual basis, as well as when changes in responsibilities occur. The Compensation Committee may not delegate its authority to approve compensation determinations for executive officers. The Compensation Committee approves changes in compensation for Messrs. Jacobson, Heath and Howard based on the recommendations of Mr. Siem as principal executive officer and Chairman of the Board of Directors. The Compensation Committee determines the compensation for Mr. Siem.
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Compensation for Named Executives
The following table sets forth the compensation paid to the Company’s principal executive officer and the two most highly compensated executive officers other than the principal executive officer whose annual salary exceeded $100,000 in the fiscal year ended December 31, 2008 (collectively, the “Named Executive Officers”) for services rendered to the Company:
SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards(3)	Compensation	Compensation	Total
Ivar Siem(1) Chairman of the Board and	2008	$100,000	$—	—	$84,970	—	—	$184,970
Chief Executive Officer	2007	$83,333	$30,000	—	$21,243	—	—	$134,576

Michael J. Jacobson President	2008	$180,000	$—	—	$42,485	—	—	$222,485
	2007	$180,000	$20,000	—	$10,621	—	—	$210,621

Thomas W. Heath(2) Executive Vice President	2008	$175,000	—	—	$161,280	—	—	$336,280
and Secretary	2007	$116,667	—	—	$94,080	—	—	$210,747

(1)	Mr. Siem’s current salary is based on part-time employment with the Company in his capacity as Chief Executive Officer.

(2)	Mr. Heath has a three year employment contract with an annual base salary of $175,000. His employment with the Company began May 1, 2007. Therefore, the amounts reflected for 2007 are for a partial year.

(3)	Represents amounts recognized for financial statement purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123(R), Share Based Payments. Assumptions used in the calculation of these amounts are included in footnote 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, which is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
									Equity
			Equity						Incentive Plan
			Incentive						Awards:
			Plan Awards:				Market	Equity Incentive	Market or
	Number of	Number of	Number of			Number of	Value of	Plan Awards:	Payout Value
	Securities	Securities	Securities			Shares or	Shares or	Number of	of Unearned
	Underlying	Underlying	Underlying			Units of	Units of	Unearned Shares,	Shares, Units
	Unexercised	Unexercised	Unexercised	Option	Option	Stock that	Stock that	Units or Other	or Other Rights
	Options	Options	Unearned	Exercise	Expiration	Have Not	Have Not	Rights that Have	that Have Not
Name	- Exercisable	- Unexercisable	Options	Price	Date	Vested	Vested	Not Vested	Vested
Ivar Siem(1)	8,000	—	—	$6.00	5/17/2010	—	—	—	—
	50,000	50,000	—	$2.81	10/15/2013	—	—	—	—
Michael J. Jacobson(1)	6,000	—	—	$6.00	5/17/2010	—	—	—	—
	25,000	25,000	—	$2.81	10/15/2013	—	—	—	—
Thomas W. Heath(2)	66,000	134,000	—	$2.99	5/31/2017	—	—	—	—

(1)	Messrs. Siem’s and Jacobson’s unexercisable options vest on October 15, 2009.

(2)	Mr. Heath’s unexercisable options vest 49% on May 1, 2009 and 51% on May 1, 2010.
Director Compensation Policy and Procedures
Directors who are also employees of the Company are not paid any fees or other compensation for services as a member of the Board of Directors or any committee of the Board of Directors. Compensation for members of the Board of Directors and committees of the Board of Directors is approved by the Board of Directors based on recommendations by Mr. Siem as principal executive officer and Chairman of the Board of Directors. As with employee stock ownership, the Company believes that stock ownership by members of the Board of Directors furthers the alignment between the interests of the directors and the stockholders, resulting in an enhancement of the Company’s efforts to improve stockholder returns.
Compensation for Non-Employee Directors
Non-employee directors are paid an annual retainer of $20,000, payable quarterly in the Company’s Common Stock with the number of shares based upon the fair value on the date of payment. The shares are restricted from sale pursuant to holding periods under SEC Rule 144 of the Securities Act of 1933, as amended, and applicable state securities laws. The Audit Committee chairman receives an additional annual retainer of $5,000 and other Audit Committee members receive an additional annual retainer of $2,500. The Audit Committee retainer is payable semi-annually in cash. No additional compensation is paid to directors serving on the Compensation Committee. Directors are entitled to be reimbursed for reasonable out-of-pocket expenses related to in-person meeting attendance.

The following table sets forth the compensation paid to non-employee directors in fiscal year ended December 31, 2008:
DIRECTOR COMPENSATION

	Fees Earned			Non-Equity
	or Paid in	Stock	Option	Incentive Plan	All Other
Name	Cash	Awards(1)	Awards	Compensation	Compensation	Total
Laurence N. Benz	$5,000	$20,000	—	—	—	$25,000
John N. Goodpasture	$—	$20,000	—	—	—	$20,000
Harris A. Kaffie	$2,500	$20,000	—	—	—	$22,500
Erik Ostbye	$2,500	$20,000	—	—	—	$22,500

(1)	Represents amounts recognized for financial statement purposes for the fiscal year ended December 31, 2008, in accordance with Statement of Financial Accounting Standards No. 123(R), Share Based Payments. Assumptions used in the calculation of these amounts are included in footnote 5 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, which is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information with respect to the beneficial ownership for shares of Common Stock (the only class of voting security issued and outstanding) as of April 2, 2009, as held by: (i) all persons or institutions known by us to be beneficial owners of 5% or more of the outstanding shares of Common Stock, (ii) each director and Director Nominee, (iii) each executive officer; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the following persons or institutions have sole voting and dispositive power with respect to such shares.

	Shares Owned Beneficially
Name of Beneficial Owner	Number	Percent(1)
Columbus Petroleum Limited, Inc.(2)	911,712	7.8%
Spencer Finance Corp. and Arne Blystad(3)	842,743	7.2%
Spencer Energy AS(3)	586,743	5.0%
Harris A. Kaffie(4)	853,577	7.3%
Ivar Siem(4)	689,265	5.9%
Thomas W. Heath(4)	227,000	1.9%
Michael J. Jacobson(4)	127,250	1.1%
Laurence N. Benz	91,010	*
Erik Ostbye	40,537	*
John N. Goodpasture	39,660	*
T. Scott Howard(4)	4,500	*

Directors and Executive Officers as a Group (8 Persons)	2,072,799	17.6%

*	Less than 1%.

(1)	Based upon 12,082,858 shares of Common Stock issued and outstanding on April 2, 2009 and shares of Common Stock issuable upon exercise of options that may be exercised within 60 days of April 2, 2009.

(2)	Based upon a Schedule 13D filed with the SEC on September 8, 2004, the address of Columbus Petroleum Limited, Inc. was Aeulestrasse 74, FL-9490, Vaduz, Liechtenstein.

(3)	Based on a Schedule 13D filed with the SEC on April 9, 2007, Spencer Finance Corp. and Arne Blystad jointly exercise voting and investment authority over the shares owned by Spencer Finance Corp. Spencer Energy AS is a subsidiary of Spencer Finance Corp., and as such, the 586,743 shares held by Spencer Energy AS are included in the 842,743 shares controlled by Spencer Finance Corp. and Arne Blystad. The principal business address for Spencer Finance Corp., Arne Blystad and Spencer Energy AS was Haakon VII gt. 1, 0161 Oslo, Norway.

(4)	Includes shares of Common Stock issuable upon exercise of options that may be exercised within 60 days of April 2, 2009 as follows: Mr. Kaffie — 83,571; Mr. Siem — 58,000; Mr. Heath — 132,000; Mr. Jacobson — 31,000; Mr. Howard — 4,500; and all directors and executive officers as a group — 309,071.
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COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and stockholders who own more than 10% of our Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed. Based solely on a review of the copies of the Section 16(a) reports furnished to us, the Company believes that during 2008, all of its directors, executive officers and greater than 10% stockholders complied with their Section 16(a) filing requirements.
NOMINATIONS AND PROPOSALS BY STOCKHOLDERS
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
The Company has tentatively set the 2010 Annual Meeting of Stockholders for May 13, 2010. Accordingly, stockholders should submit nominations and proposals in accordance with the guidance set forth below.
Nominations for the 2010 Annual Meeting of Stockholders
The Company’s Certificate provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of the Company 90 days before the anniversary date of the previous year’s annual meeting. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board of Directors. Stockholders who desire to nominate persons to serve on the Board of Directors at the 2010 Annual Meeting of Stockholders must submit nominations to the Company, at its principal executive office, so that such notice is received by the Company no later than February 12, 2010. In order to avoid controversy as to the date on which any such nomination is received by the Company, it is suggested that stockholders submit their nominations, if any, by certified mail, return receipt requested. (See “Nomination Procedures” in this Proxy Statement for more information.)
Proposals for the 2010 Annual Meeting of Stockholders
Stockholders who desire to present proposals, other than notices of nomination for the election of directors, to stockholders of the Company at the 2010 Annual Meeting of Stockholders, and to have such proposals included in the Company’s proxy materials, must submit their proposals to the Company, at its principal executive office, by December 19, 2009. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals, if any, by certified mail, return receipt requested.
Moreover, any stockholder who intends to submit a proposal for consideration at the Company’s 2010 Annual Meeting of Stockholders, but not for inclusion in the Company’s proxy materials, must notify the Company. Pursuant to the rules of the SEC, such notice must: (i) be received at the Company’s executive offices no later than March 12, 2010 and (ii) satisfy the rules of the SEC.

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
UHY has been engaged by the Company’s Board of Directors as the Company’s independent registered public accounting firm since 2002. The Company expects that they will continue to serve as the Company’s independent registered public accounting firm. Through December 31, 2008, UHY had a continuing relationship with UHY Advisors, Inc. (“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has only a few full-time employees and therefore, few, if any of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Representatives of UHY are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to questions.

By Order of the Board of Directors
/s/ MICHAEL J JACOBSON
MICHAEL J JACOBSON
PRESIDENT

Houston, Texas
April 20, 2008

Blue Dolphin Energy Company Annual Meeting of Stockholders (the “Annual Meeting”)
May 14, 2009 at 9:30 a.m. Local Time
The Houston Club (Magnolia Room), 811 Rusk Street, Houston, Texas 77002
The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, revokes all previous proxies and appoints Michael J. Jacobson and T. Scott Howard, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Blue Dolphin Energy Company held of record by the undersigned at the close of business on April 2, 2009, at the Annual Meeting and at any adjournment or postponement thereof.
Date and sign the proxy card below, mark your elections on the reverse side and return the proxy card in the postage-paid envelope provided.

DATED:

Signature

Signature (If Held Jointly)

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

Blue Dolphin Energy Company Annual Meeting of Stockholders (the “Annual Meeting”)
May 14, 2009 at 9:30 a.m. Local Time
The Houston Club (Magnolia Room), 811 Rusk Street, Houston, Texas 77002
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Mark Votes in Blue or Black Ink Only · This Proxy Card is Valid Only When Signed and Dated on the Reverse Side
The Board of Directors recommends a vote FOR the following proposals:

1.	ELECTION OF DIRECTORS.		Withhold
		For	Authority

	(01) Laurence N. Benz	☐	☐
	(02) John N. Goodpasture	☐	☐
	(03) Harris A. Kaffie	☐	☐
	(04) Erik Ostbye	☐	☐
	(05) Ivar Siem	☐	☐
3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IF YOU PLAN TO ATTEND THE
MEETING, PLEASE CHECK HERE: ☐

2.	INCREASE IN NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 25,000,000 SHARES TO 100,000,000 SHARES. ☐ For ☐ Against ☐ Abstain